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                        EXHIBIT 10(m)

                     MATERIAL CONTRACTS

     SECOND COMMERCIAL PROMISSORY NOTE MODIFICATION AGREEMENT

     THIS SECOND COMMERCIAL PROMISSORY NOTE MODIFICATION
AGREEMENT is made this 30th day of November, 1996, by and between PHARMAKINETICS LABORATORIES, INC., a corporation organized under the laws of the State of Maryland (the
"Borrower") and NATIONSBANK, N.A., formerly known as NATIONSBANK
OF MARYLAND, N.A.,  successor by merger to MARYLAND NATIONAL
BANK, a national banking association (the "Lender").

     WHEREAS, by that certain Commercial Promissory Note dated May 13, 1993 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Note") the Borrower became indebted to the Lender in an amount not to exceed $500,000 (the "Revolving Credit Committed Amount") under a revolving line of credit made by the Lender to the Borrower pursuant to that certain Loan Agreement dated May 13, 1993 (as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"); and

     WHEREAS, the Note matures on the date hereof and the Borrower and the Lender wish to provide for the extension of the Note's maturity as herein set forth.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

     That in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower covenant and agree as follows:

     1. The Borrower acknowledges that the present principal balance of the Note is due and owing, subject to the terms of repayment hereinafter set forth, without defense, recoupment, counterclaim or offset.

     2. The borrower and Lender agree that the maturity date in the Note is hereby changed from November 30, 1996 to November 30, 1997.

     3. The terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.




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     4. It is expressly agreed that the indebtedness evidenced by the Note has not extinguished or discharged hereby. The Borrower and the Lender agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note.

     WITNESS the signatures and seals of the Borrower and the Lender the day and year first above written.

WITNESS OR ATTEST:              PHARMAKINETICS LABORATORIES, INC.
/s/ Taryn L. Kunkel             By:/s/ James K. Leslie   (SEAL)
-------------------             -----------------------
                                James K. Leslie
                                President and
                                Chief Operating Officer

WITNESS:                        NATIONSBANK, N.A.
/s/ Taryn L. Kunkel             By:/s/ James W. Kirschner (SEAL)
-------------------             --------------------------
                                James W. Kirschner
                                Vice President

          GUARANTOR ACKNOWLEDGEMENT AND AGREEMENT
The undersigned respectively guaranteed to the Lender all of the Obligations (as defined in the Loan Agreement), including without limitation, the per annum rate of interest (as defined in the annexed Second Commercial Promissory Note Modification Agreement) and hereby covenants and agrees with the Lender that the execution of the foregoing Second Commercial Promissory Note Modification Agreement of even date herewith and the transactions described therein and contemplated thereby do not and shall not in any manner affect its obligations and liabilities under its guaranty dated May 13, 1993 (the "Guaranty"), and that the Guaranty is hereby ratified and confirmed and remains in full force and effect.

Dated effective as of this 30th day of November, 1996.

WITNESS:                  PKLB Limited Partnership
                          By:  PharmaKinetics Laboratories, Inc.
                               General Partner
/s/ Taryn L. Kunkel       By:/s/ James K. Leslie         (SEAL)
-------------------       -----------------------
                          James K. Leslie
                          President and
                          Chief Operating Officer




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